NEXITY FINANCIAL CORPORATION INVESTOR PRESENTATION DECEMBER 31, 2007 Exhibit 99.1

Statements contained in this presentation which are not
historical facts are forward-looking statements as that
item is defined in the Private Securities Litigation Reform
Act of 1995.  Such forward-looking statements are subject
to risks and uncertainties which could cause actual
results to differ materially from estimated results. Such
risks and uncertainties are detailed in the Company’s
filings with the Securities and Exchange Commission.
Forward Looking Statement

To build the most fundamentally sound high performance bank in the nation. Mission Statement

Corporate Profile
Headquartered in Birmingham, Alabama
Founded in 1999 by current management team
Total assets of $947 million as of December 31, 2007
Correspondent banking model
Funded with branchless deposits

Management Team
Name Title Age
Years in
Banking
Greg Lee Chairman and CEO 48 28
David Long President 45 23
Jack Moran EVP/Chief Financial Officer 46 24
Ken Vassey EVP/Senior Lending Officer 49 27
EVP/Operations
SVP/Investment Department
Jimmie Wright Manager 55 25
Shaw Lokey SVP/Correspondent Services 40 19
Cindy Russo
28
50

Strategic Advantages Excellent asset quality Unique business model in growing markets Exportable model Low-cost delivery channels Strong management team

Financial Summary
(dollars in thousands)
4Q07 4Q06
Assets $947,213 $891,022
Loans $644,864 $605,953
Deposits $709,157 $658,393
Net Income $1,172 $1,614
Net Interest Margin 2.54% 2.87%
Efficiency Ratio 73.03% 54.71%
NCOs / Avg. Loans * 0.20% 0.04%
NPAs / Total Assets 1.37% 0.59%
* The net charge-off ratio is QTD annualized

Business Model Lending Funding Retail Residential Correspondent Wholesale Banking Wholesale Borrowings Branchless Deposits Nexity Financial Model complemented with numerous fee-income products

Correspondent Banking Overview
Primary Services provided to community banks
• Loan Participations
• Investment Services
• Funds Management Programs
2007 Completed Initiatives
• Wealth Management Services (Nexity Financial Services, Inc.)
• Data Processing Services (Fiserv Strategic Alliance)

Correspondent Banking Services
Loans Investments Funds Mgt.
• Image Cash Letter
Clearing
• Clearing/Funds
Management
• Fed Funds
• NexLink Online
Services
• Escrow Services
•
Bond Strategies
•
Bond Sales
•
Trust Preferred
Securities
•
Brokered CDs
•
Asset/Liability
Management
•
Bond Accounting
•
Safekeeping
• Purchase Participations
• Sell Participations
• Holding Company
Loans
• Loans to Bank Officers
and Directors
• De Novo Bank
Organizational Loans
• Bank Stock Loans to
Individual Investors

Business Expansion Strategy
Expanded the Investments Division in late February 2007
hiring seven investments professionals opening a Midwest
office in Milwaukee, Wisconsin.
Created a Wealth Management Subsidiary, Nexity Financial
Services, Inc. (NFSI), to offer services to community banks
and their consumers. Three Wealth Management professionals
joined NFSI to build this business.
Created Strategic Alliance with Fiserv to market their
outsourced data processing services.

Texas
(22)
Utah
(1)
Montana
California
(2)
Arizona
(1)
Idaho
Nevada
(2)
Oregon
Iowa
Colorado
Kansas
Wyoming
New Mexico
Missouri
Minnesota
Nebraska
(2)
Oklahoma
(2)
South Dakota
Washington
(1)
Arkansas
North Dakota
Louisiana
(1)
Illinois
(7)
Ohio
Florida
(23)
Georgia
(113)
Alabama
(37)
Wisconsin
(32)
Virginia
(6)
Indiana
(1)
Michigan
Mississippi
(3)
Kentucky
Tennessee
(8)
Pennsylvania
(1)
North
Carolina
(31)
South
Carolina
(37)
West
Virginia
New Jersey
Maine
New York
Vermont
Maryland
New Hampshire
Connecticut
Delaware
Massachusetts
Rhode Island
-
Nexity Client Locations
-
Nexity Bank Offices
•
•
•
•
•
•
•
•
•
Currently 333 community banking clients in 21 states
and the US Virgin Islands
USVI (1)

Correspondent Services Utilization
47% increase in bank clients over past 12 months
26% of customers use 2 or more Primary Services*
Financed bank stock for 38% of our customers
35% of customers sell us overnight Fed Funds
* Service areas include Loans, Investment Services and Funds Management.

Growth Opportunities
FDIC Insured Institutions Formed
Number of
Banks
2007 2006 2005 2004 2003 2002 12/31/07
Alabama 5 4 4 4 4 0 160
Florida 24 23 19 15 13 6 317
Georgia 13 21 13 14 13 11 352
North Carolina 4 9 3 7 2 1 112
South Carolina 3 8 3 1 1 1 93
Texas 24 9 6 9 10 6 659
Virginia 4 5 4 5 3 4 119
Wisconsin 3 1 3 0 1 0 295
Total 80 80 55 55 47 29 2,107

Financial Overview

Balance Sheet Highlights
(dollars in thousands)
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
$1,000,000
2003 2004 2005 2006 2007
Loans - CAGR 15.4%
Deposits - CAGR 14.7%
Assets - CAGR 15.6%

Loan Portfolio Mix
Data as of December 31, 2007
22%
46%
24%
3%
5%
Commercial, financial, and agricultural
Real estate -
construction
Real estate -
mortgage Installment loans to individuals
Home equity lines of credit

Deposit Mix
Data as of December 31, 2007
1%
1%
38%
0%
2%
36%
22%
Noninterest-bearing demand Interest-bearing checking Money market accounts
Savings accounts Brokered deposits Time deposits < $100K
Time deposits > $100K

Geographic Diversity
Loans
Georgia 30.92%
South Carolina       23.01%
Alabama 10.26%
Texas 9.77%
North Carolina        8.40%
Florida 7.33%
Deposits*
Alabama 39.10%
California 7.77%
Florida 6.68%
Texas 6.50%
New York 3.85%
New Jersey 3.18%
* Deposit accounts are in all 50 states
Data as of December 31, 2007

Asset Quality 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2003 2004 2005 2006 2007 0.29% 0.09% 0.07% 0.12% 0.07% 0.17% 0.31% 0.53% 0.59% 1.37% NCOs/Avg. Loans NPA/Total Assets

Net Interest Margin 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2003 2004 2005 2006 2007 2.98% 2.97% 3.13% 3.15% 2.80%

Efficiency Ratio 0% 10% 20% 30% 40% 50% 60% 70% 80% 2002 2003 2004 2005 2006 2007 76.45% 67.74% 63.46% 63.30% 59.15% 70.19%

Quarterly Earnings – Last Five Quarters
* Operating Income is Net Income Less Net Securities Gains
(dollars in thousands)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007
Operating Income

Valuation
Current Price Per Share – 2/1/08
Tangible Equity – 12/31/07
Shares Outstanding* – 12/31/07
Current Price/Tangible Book – 12/31/07
Current Price/2007 EPS
$7.62
$65.6 million
7.8 million
90.4%
12.3x
* Less Treasury Shares

Stock Buyback Programs
Total Shares Authorized in Buyback Programs
Shares Repurchased – 12/31/07
Percentage of Shares Outstanding
Remaining Shares in Programs
1,450,000
957,000
10.9%
493,000
*  Buyback programs started March 3, 2006

Investment Considerations Strong Fundamentals Discounted Price Tremendous Growth Opportunities

NEXITY FINANCIAL CORPORATION